[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[Graphic Omitted]

                              MFS(R) GLOBAL
                              GROWTH FUND

                              ANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 25
Notes to Financial Statements ............................................. 32
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
    o face-to-face contact with senior management as well as frontline workers
    o     analysis of the company's financial statements and balance sheets
    o     contact with the company's current and potential customers
    o     contact with the company's competitors
    o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended October 31, 2000, Class A shares of the fund provided a total return of 27.22%, Class B shares 26.26%, Class C shares 26.28%, and Class I shares 27.56%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 0.85% return over the same period for the fund's benchmark, the Morgan Stanley Capital International All Country World Index (the MSCI Index). The MSCI Index is an unmanaged index of developed country and emerging market equities. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.27%.

Q. DESPITE THE RECENT MARKET WEAKNESS, THE FUND DELIVERED STRONG GAINS DURING THE 12-MONTH PERIOD. WHAT FACTORS CONTRIBUTED TO ITS PERFORMANCE?

A. The fund solidly outperformed its benchmark and Lipper category average in what turned out to be a positive, but rather turbulent period for equities around the world. Fund performance was aided by strong security selection within most industries as well as in the major geographical regions where the fund was concentrated, such as the United States, Europe, and Japan. In particular, in the first half of the period, technology, telecommunications, and energy-related holdings staged impressive gains. In the second half of the period, our decisions to increase our exposure to financial services and health care, reduce our holdings in technology and telecommunications, and diversify the portfolio's assets across a broad range of industries provided a strong boost to our performance.

Q. WHAT SPARKED YOUR DECISIONS TO REDUCE THE FUND'S EXPOSURE TO TECHNOLOGY AND TELECOMMUNICATIONS STOCKS AND INCREASE HOLDINGS IN THE OTHER AREAS YOU MENTIONED?

A. It was a combination of factors. While we continued to like the fundamental business outlooks for many of the technology and telecommunications stocks we held, we felt that investors had factored in most of the good news these stocks were going to offer in the near term by bidding up prices to all-time highs. As a result, we felt that valuations were peaking in these sectors and it was time to look for new opportunities. As we cut back the fund's stake in technology and telecommunications stocks, we found what we believed to be compelling growth opportunities across an eclectic group of industries and companies. For example, we added financial services companies such as ING and HSBC Holdings, both of which appeared attractively valued and poised for steady earnings growth. We also saw strong potential in health care stocks such as Jomed, a medical device manufacturer, and pharmaceutical stocks such as Pharmacia and Novartis.

Q.  WHICH TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES DID YOU HOLD ON TO?

A. Electronics manufacturers such as Victor of Japan, also known as JVC, and Pioneer Electronics produced double-digit returns amid steady sales and earnings growth. We also saw favorable business fundamentals among Japanese electronics manufacturers Rohm and Murata. In the computer software, networking, and telecommunications industries, our holdings in companies such as Siebel Systems, CIENA, and Alcatel also contributed favorably to performance despite the sharp selloff in the technology and telecommunications sectors during the period.

Q. BESIDES FINANCIAL SERVICES AND HEALTH CARE, WHERE ELSE DID YOU FIND OPPORTUNITIES?

A. We added U.S. retailers such as grocery store chains Safeway and Kroger and drug store operator CVS. Japanese apparel retailer Fast Retailing also provided a boost to total return, and we continue to believe that fundamental growth outlooks for these retailers remain strong. We capitalized on the strong real estate market and robust demand for new mortgages in select regions by investing in companies such as Sumitomo Realty, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association. We also found what we believed to be attractive growth opportunities among business services and outsourcing companies such as DST Systems and BISYS Group, which provide software and business solutions to the financial services industry.

Q.  HAVE YOU FOUND ANY OPPORTUNITIES IN EMERGING MARKETS?

A. Despite the recent volatility, we've maintained the fund's exposure to emerging markets stocks at around 9% of the portfolio's assets because we believe there are a number of exciting growth opportunities in this sector. We haven't focused on any particular industry or geographical location, but have added to holdings such as China Telecom and Telefonos de Mexico in the wireless and telecommunications industries because we've seen strong fundamentals. We also added companies such as Embraer, a Brazilian aircraft manufacturer, and Check Point Software, an Internet security systems developer headquartered in Israel. In our view, each of these companies possesses strong franchises and compelling growth outlooks.

Q. GIVEN THE DIFFICULT MARKET ENVIRONMENT, WHAT'S YOUR STRATEGY FOR THE FUND IN THE COMING MONTHS?

A. Our feeling is that investors tend to overreact or underreact to both positive and negative news. In our view, the past 12 months provide a very good example of this behavior. In the beginning of the period, investors continued to bid up technology and telecommunications shares amid the media hype and euphoria surrounding the information age and the technological revolution. At the same time, investors tended to ignore or underreact to positive news in many other sectors. In the second half of the period, investors unloaded many of the same technology and telecommunications stocks that were all the rage six months earlier. Did that much change? The global economy began to show signs of slowing, the euro hit an all-time low, and oil prices surged higher. Although many stocks may turn out to be unaffected by a slowdown in the global economy, the majority of stocks were sold off. We believe this environment creates opportunities for the fund because there are many companies that possess positive business fundamentals and are poised for growth regardless of the overall market environment. As a result, our strategy remains to try to find these companies.

/s/  David A. Antonelli                     /s/ John W. Ballen
     David A. Antonelli                         John W. Ballen
     Director of International                  Portfolio Manager
     Equity Research*

/s/  John E. Lathrop                       /s/  Toni Y. Shimura
     John E. Lathrop                            Toni Y. Shimura
     Portfolio Manager                          Portfolio Manager

*The committee of MFS international research analysts is responsible for the day-to-day management of a portion of the fund under the general supervision of Mr. Antonelli.

Note to shareholders: John E. Lathrop became a portfolio manager of the fund effective August 15, 2000.

The opinions expressed in this report are those of the portfolio managers and the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE MANAGEMENT COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). AS CHIEF INVESTMENT OFFICER HE OVERSEES THE EQUITY AND FIXED INCOME DEPARTMENTS AND GUIDES THEIR GLOBAL STRATEGIC DIRECTION. HE ALSO IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND AND THE EMERGING GROWTH SERIES, OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. JOHN HAS BEEN PROFILED BY NUMEROUS PUBLICATIONS, INCLUDING MONEY, SMARTMONEY, BARRON'S, THE NEW YORK TIMES, AND WORTH, WHICH NAMED HIM ONE OF THE "25 SMARTEST PEOPLE ON WALL STREET." HE WAS THE SUBJECT OF A CHAPTER IN THE BOOK, INVESTMENT GURUS, BY PETER TANOUS. HE ALSO HAS BEEN FEATURED PROMINENTLY ON NETWORK TELEVISION PROGRAMS SUCH AS ABC NIGHTLINE AND WALL STREET WEEK WITH LOUIS RUKEYSER. JOHN JOINED MFS IN 1984 AS A RESEARCH ANALYST. HE BECAME PORTFOLIO MANAGER OF MFS EMERGING GROWTH AT THE FUND'S INCEPTION IN DECEMBER 1986. HE WAS NAMED DIRECTOR OF EQUITY RESEARCH IN 1988, CHIEF EQUITY OFFICER IN 1995, AND PRESIDENT AND CHIEF INVESTMENT OFFICER IN 1998. JOHN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA, WHICH HE ATTENDED AS A FULBRIGHT SCHOLAR. HE HOLDS AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

JOHN E. LATHROP, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A MEMBER OF OUR LARGE CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, AND LARGE CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS AND OFFSHORE FUNDS. JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED VICE PRESIDENT IN 1996 AND PORTFOLIO MANAGER IN 1999. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN IS A CHARTERED FINANCIAL ANALYST.

TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE MANAGED SECTORS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. TONI JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. SHE IS A GRADUATE OF WELLESLEY COLLEGE AND MIT'S SLOAN SCHOOL OF MANAGEMENT.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS CAPITAL APPRECIATION BY INVESTING IN SECURITIES
                       OF COMPANIES WORLDWIDE GROWING AT RATES EXPECTED TO BE
                       WELL ABOVE THE GROWTH RATE OF THE U.S. ECONOMY.

COMMENCEMENT OF
INVESTMENT OPERATIONS: NOVEMBER 18, 1993

CLASS INCEPTION:       CLASS A  NOVEMBER 18, 1993
                       CLASS B  NOVEMBER 18, 1993
                       CLASS C  JANUARY 3, 1994
                       CLASS I  JANUARY 2, 1997

SIZE:                  $903.6 MILLION NET ASSETS AS OF OCTOBER 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, November 18, 1993, through October 31, 2000. Index information is from December 1, 1993.)

                            MFS Global      MSCI All
                              Growth         Country
                            - Class A      World Index
                ---------------------------------------
                11/93        $ 9,425        $10,000
                10/94         10,964         11,604
                10/96         13,383         14,370
                10/98         15,107         18,755
                10/99         20,868         23,707
                10/00         26,548         23,909

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

CLASS A
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +27.22%      +72.23%     +129.57%      +181.67%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +27.22%      +19.87%     + 18.08%      + 16.07%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +19.90%      +17.53%     + 16.69%      + 15.08%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +26.26%      +68.44%     +120.96%      +166.90%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +26.26%      +18.98%     + 17.18%      + 15.17%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +22.26%      +18.27%     + 16.97%      + 15.17%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +26.28%      +68.47%     +121.15%      +167.62%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +26.28%      +18.99%     + 17.20%      + 15.21%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +25.28%      +18.99%     + 17.20%      + 15.21%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +27.56%      +73.83%     +132.15%      +184.83%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +27.56%      +20.24%     + 18.35%      + 16.25%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years         Life*
---------------------------------------------------------------------------------------------------------
Average global fund+                                    +10.27%      +13.50%     + 14.81%      + 13.28%
---------------------------------------------------------------------------------------------------------
MSCI All Country World Index#                           + 0.85%      +12.86%     + 13.98%      + 13.43%
---------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, November 18, 1993, through
    October 31, 2000. Index information is from December 1, 1993.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to its inception (blended performance). Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance returns have not been adjusted to take into account differences in class- specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. See the prospectus for details.

Investing in emerging growth companies is riskier than investing in more-established companies. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         21.2%
FINANCIAL SERVICES                 17.3%
UTILITIES & COMMUNICATIONS         15.5%
HEALTH CARE                         9.9%
ENERGY                              6.1%

TOP 10 STOCK HOLDINGS

VODAFONE GROUP PLC  2.3%                 PHARMACIA CORP.  1.3%
British wireless communications          Pharmaceutical, health care,
services provider                        and agricultural products
                                         company
FAST RETAILING CO.  1.7%
Japanese retail chain                    HSBC HOLDINGS PLC  1.3%
                                         British banking and financial
TYCO INTERNATIONAL LTD.  1.7%            services company
Security systems, packaging, and
electronic equipment conglomerate        NOVARTIS AG  1.2%
                                         Swiss pharmaceutical company
CISCO SYSTEMS, INC.  1.6%
U.S. computer network developer          CORNING, INC.  1.1%
                                         Optical equipment and cable supplier to
ING GROEP N.V.  1.3%                     communications industries
Dutch financial services company
                                         BP AMOCO PLC  1.1%
                                         British oil and petrochemical company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Stocks - 93.6%
------------------------------------------------------------------------------
ISSUER                                                    SHARES         VALUE
------------------------------------------------------------------------------
Foreign Stocks - 48.4%
  Australia - 1.4%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                           728,560  $  5,378,905
    Broken Hill Proprietary Co. Ltd. (Mining)            494,600     4,791,918
    Cable & Wireless Optus Ltd. (Telecommunications)   1,038,540     2,198,545
    Onesteel Ltd. (Steel)*                               123,825        59,021
                                                                  ------------
                                                                  $ 12,428,389
------------------------------------------------------------------------------
  Bermuda - 0.7%
    FLAG Telecom Holdings Ltd. (Telecommunications)*      36,480  $    424,080
    Global Crossing Ltd. (Telecommunications)*           225,310     5,322,949
    Tycom Ltd. (Telecommunications)*                       6,500       217,750
                                                                  ------------
                                                                  $  5,964,779
------------------------------------------------------------------------------
  Brazil - 1.0%
    Banco Itau S.A. (Banks and Credit Cos.)           10,806,500  $    841,072
    Brasil Telecom Participacoes, ADR
      (Telecommunications)                                 4,000       216,750
    Caemi Mineracao e Metalurgica S.A. (Minerals)      2,873,000       391,499
    Cellular CRT Participacoes, Preferred
      (Telecommunications)*                                  200        65,618
    Cia Brasileira de Distribuicao Grupo Pao de
      Acucar, ADR (Supermarkets)                          22,430       799,069
    Companhia De Bebidas Das Americas (Brewery)*          38,400       866,400
    Companhia Vale Rio Doce, ADR (Mining)                 15,200       355,300
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)                             63,070     1,825,088
    Petroleo Brasileiro S.A., ADR (Oils and Gas)          98,970     2,876,316
    Tele Centro Sul Participacoes S.A.
      (Telecommunications)                             9,231,985        72,578
    Tele Norte Celular Participacoes S.A., ADR
      (Cellular Telecommunications)*                      10,670       369,449
    Uniao de Banco Brasiliero S.A. (Banks and
      Credit Cos.)                                        20,740       523,685
                                                                  ------------
                                                                  $  9,202,824
------------------------------------------------------------------------------
  Canada - 1.7%
    AT&T Canada, Inc. (Telecommunications)*               49,500  $  1,531,406
    BCE, Inc. (Telecommunications)                       179,750     4,864,484
    Manitoba Telecom Services (Telecommunications)       115,450     2,381,582
    Nortel Networks Corp. (Telecommunications)           130,272     5,927,376
    Telesystem International Wireless, Inc.
      (Telecommunications)*                               54,380       557,395
                                                                  ------------
                                                                    15,262,243
------------------------------------------------------------------------------
  Chile - 0.1%
    Banco De A. Edwards, ADR (Banks and Credit
      Companies)*                                         20,350  $    244,200
    Banco Santander Chile, ADR, "A" (Banks and
      Credit Cos.)                                        14,900       200,219
    Banco Santiago, ADR (Banks and Credit Cos.)            6,620       130,745
    Bbv Banco Bhif, ADR (Banks and Credit Cos.)            5,700        80,869
    Compania Cervecerias Unidas S.A., ADR (Brewery)       24,600       475,087
    Laboratorio Chile S.A., ADR (Medical and Health
      Technology Services)                                 3,500        56,656
                                                                  ------------
                                                                  $  1,187,776
------------------------------------------------------------------------------
  China - 0.6%
    China Petroleum & Chemical Corp. (Oils)*          11,742,000  $  2,303,681
    PetroChina Co. Ltd. (Oils)*                       15,226,000     3,201,980
                                                                  ------------
                                                                  $  5,505,661
------------------------------------------------------------------------------
  Croatia
    Pliva d.d. Co. (Medical and Health Products)          10,000  $    104,000
    Pliva d.d. Co., GDR (Medical and Health Products)     31,360       326,144
                                                                  ------------
                                                                  $    430,144
------------------------------------------------------------------------------
  Czechoslovakia
    Cesky Telecom A.S. (Telecommunications)*              19,325  $    254,124
------------------------------------------------------------------------------
  Denmark - 0.2%
    Danske Bank A/S (Banks)                               14,000  $  2,027,944
------------------------------------------------------------------------------
  Egypt - 0.1%
    Al Ahram Beverage Co. S.A., GDR (Beverages)*          26,060  $    329,659
    Egypt Mobile Phone (Telecommunications)*              19,580       388,656
                                                                  ------------
                                                                  $    718,315
------------------------------------------------------------------------------
  Estonia - 0.1%
    AS Eesti Telekom, GDR (Telecommunications)            31,015  $    486,498
------------------------------------------------------------------------------
  France - 3.3%
    Alcatel Co. (Telecommunications)                      81,910  $  4,997,097
    Axa (Insurance)                                       28,090     3,718,162
    Banque Nationale de Paris (Banks and Credit Cos.) 18,172 1,566,565 Business Objects S.A., ADR (Computer Software -
      Systems)*                                            9,530       750,934
    Integra S.A. (Computer Software - Services)            3,040        24,634
    Natexis Co. (Financial Services)*                     12,430       954,491
    Sanofi-Synthelabo S.A. (Medical and Health
      Products)                                           54,980     2,892,334
    Societe Television Francaise 1 (Entertainment)        52,470     2,862,688
    Technip S.A. (Construction)                           41,700     5,335,675
    Total Fina Elf S.A., "B" (Oils)                       43,590     6,235,861
    Valtech (Technology)*                                 50,500       647,024
                                                                  ------------
                                                                  $ 29,985,465
------------------------------------------------------------------------------
  Germany - 1.5%
    Fresenius AG (Medical Supplies)                       12,860  $  3,175,309
    Fresenius AG, Preferred (Medical Supplies)            29,350     1,245,174
    GFT Technology AG (Computer Software - Services)*     16,800       776,887
    Henkel KGaA, Preferred (Chemicals)                    20,853     1,261,743
    Prosieben Sat.1 Media AG, Preferred (Television)*    110,520     3,479,099
    SAP AG, Preferred (Computer Software - Systems)       16,660     3,357,445
                                                                  ------------
                                                                  $ 13,295,657
------------------------------------------------------------------------------
  Greece - 0.1%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                16,328  $    285,324
    Panafon S.A. (Telecommunications)                     34,800       289,268
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                               22,900       332,050
                                                                  ------------
                                                                  $    906,642
------------------------------------------------------------------------------
  Hong Kong - 1.3%
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)*                            1,062,500  $  6,812,208
    China Mobile (Hong Kong) Ltd., ADR
      (Telecommunications)*                               40,000     1,225,000
    Cosco Pacific Ltd. (Containers)                      558,000       411,425
    Dah Sing Financial Group (Banks and Credit Cos.)     133,200       572,187
    Li & Fung Ltd. (Consumer Goods and Services)*      1,338,000     2,487,786
                                                                  ------------
                                                                  $ 11,508,606
------------------------------------------------------------------------------
  Hungary - 0.1%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*      28,835  $    677,622
------------------------------------------------------------------------------
  India - 0.1%
    Reliance Industries Ltd. (Conglomerate)##             36,470  $    474,110
    Videsh Sanchar Nigam Ltd., ADR
      (Telecommunications)*                                2,100        15,488
    Videsh Sanchar Nigam Ltd., GDR
      (Telecommunications)##                              44,650       328,177
                                                                  ------------
                                                                  $    817,775
------------------------------------------------------------------------------
  Ireland
    Trintech Group PLC, ADR (Computer Software -
      Products)*                                          42,420  $    450,713
------------------------------------------------------------------------------
  Israel - 0.9%
    Bank Hapoalim (Banks and Credit Cos.)                 73,000  $    184,884
    Bank Leumi Le-Israel (Banks)                          92,800       182,502
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                               45,730     7,242,489
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                        46,440       278,640
                                                                  ------------
                                                                  $  7,888,515
------------------------------------------------------------------------------
  Italy - 0.8%
    Banca Intesa S.p.A. (Financial Services)           1,066,820  $  4,426,413
    Banca Monte Dei Paschi Siena S.p.A. (Banks)          617,800     2,516,177
                                                                  ------------
                                                                  $  6,942,590
------------------------------------------------------------------------------
  Japan - 9.5%
    Canon, Inc. (Special Products and Services)          133,000  $  5,278,552
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals) 510,000 8,657,379 Daikin Industries Ltd. (Consumer Goods
      and Services)                                      222,000     4,293,492
    Eisai Co. Ltd. (Medical and Health Products)          53,000     1,632,264
    Fast Retailing Co. (Retail)                           59,100    14,544,776
    Hitachi Ltd. (Electronics)                            80,000       857,929
    Honda Motor Co Ltd. (Automotive)                      90,000     3,109,991
    Keyence Corp. (Electronics)                           12,530     3,893,373
    Mimasu Semiconductor Industry Co. Ltd.
      (Electronics)                                      119,100     1,486,840
    Mitsubishi Electric Corp. (Electronics)              190,800     1,371,102
    Murata Manufacturing Co. Ltd. (Electronics)           38,000     4,548,854
    Nintendo Co. (Entertainment)                          11,600     1,919,157
    Nitto Denko Corp. (Industrial Goods and Services) 52,000 1,758,754 NTT Mobile Communications Network, Inc.
      (Telecommunications)                                   245     6,040,788
    Pioneer Electronic Corp. (Electronics)                39,000     1,208,249
    Rohm Co. (Electronics)                                13,500     3,404,079
    Secom Co. (Consumer Goods and Services)               49,000     3,494,226
    Shionogi & Co., Ltd. (Pharmaceuticals)               111,000     2,167,094
    Sky Perfect Communications (Telecommunication
      and Cable)*                                            254       467,956
    Sony Corp. (Electronics)                              59,300     4,739,652
    Sumitomo Electric Industries (Telecommunication)     116,000     2,142,438
    Sumitomo Realty & Development (Real Estate)          502,000     2,880,403
    Tokyo Broadcasting System, Inc. (Entertainment)       89,000     3,483,318
    Tokyo Gas Co. Ltd. (Gas)                             780,000     2,037,580
    Victor Company of Japan (Telecommunications)          82,600       695,778
                                                                  ------------
                                                                  $ 86,114,024
------------------------------------------------------------------------------
  Malaysia
    Petronas Gas Berhad (Oil and Gas)*                   225,000  $    408,574
------------------------------------------------------------------------------
  Mexico - 2.0%
    Cemex S.A. (Construction)                             11,700  $    247,163
    Cifra S.A. de C.V. (Retail)                          202,395       486,934
    Fomento Economico Mexicano S.A. (Food and
      Beverage Products)                                   8,460       323,066
    Grupo Aeroportuario del Sureste S.A. de C.V.,
      ADR (Transportation)*                              270,100     4,017,737
    Grupo Continential S.A. (Food and Beverage
      Products)                                          161,240       190,587
    Grupo Financiero Banamex (Finance)*                  369,480       574,317
    Grupo Financiero Banorte S.A. de C.V. (Finance)*     238,140       355,715
    Grupo Iusacell S.A. de C.V., ADR
      (Telecommunications)*                               59,640       775,320
    Grupo Modelo S.A. de C.V. (Brewery)                  567,900     1,514,796
    Grupo Television S.A. de C.V., GDR
      (Entertainment)*                                    24,120     1,305,495
    Kimberly-Clark de Mexico S.A. de C.V. (Forest
      and Paper Products)                                237,280       606,851
    Nuevo Grupo Mexico S.A., "B" (Metals and Mining)*     76,600       254,799
    Organiz Soriana S.A., "B" (Retail)*                  169,470       531,810
    Telefonos de Mexico S.A., ADR
      (Telecommunications)                               116,415     6,279,134
    Tubos de Acero de Mexico S.A. (Steel)                 32,670       496,911
                                                                  ------------
                                                                  $ 17,960,635
------------------------------------------------------------------------------
  Netherlands - 5.0%
    ABN Amro Holdings N.V. (Finance)*                     45,600  $  1,056,281
    Akzo Nobel N.V. (Chemicals)                           89,690     4,082,872
    Fugro N.V. (Engineering)*                             24,972     1,471,559
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                          91,370     2,620,428
    ING Groep N.V. (Financial Services)*                 164,591    11,300,924
    Jomed N.V. (Medical and Health Products)*             36,750     2,249,457
    KPN N.V. (Telecommunications)*                       192,487     3,898,574
    Libertel N.V. (Cellular Telecommunications)*         128,480     1,673,385
    Philips Electronics N.V. (Electronics)               106,247     4,174,875
    Royal Dutch Petroleum Co. (Oils)                     130,510     7,739,463
    Royal Dutch Petroleum Co., ADR (Oils)                 35,670     2,117,906
    Verenigde Nederlandse Uitgeversbedrijven
      Verenigd Bezit (Publishing)*                        38,400     1,808,324
    Versatel Telecommunications N.V.
      (Telecommunications)                                49,960       985,592
                                                                  ------------
                                                                  $ 45,179,640
------------------------------------------------------------------------------
  Panama
    Banco Latinoamericano de Exportaciones, S.A.
      (Banks)                                             10,400  $    260,650
------------------------------------------------------------------------------
  Poland - 0.1%
    Polski Koncern Naftowy Orlen S.A., GDR (Oils)*## 44,350 $ 341,495 Telekomunikacja Polska S.A., GDR
      (Telecommunications)*                              137,800       682,110
                                                                  ------------
                                                                  $  1,023,605
------------------------------------------------------------------------------
  Russia - 0.3%
    AO Tatneft, ADR (Oils)                                47,370  $    491,464
    Lukoil Oil Co., ADR (Oils)                            21,640     1,155,576
    Mobile Telesystems, ADR (Telecommunications)          17,420       481,227
    Surgutneftegaz, ADR (Oils and Gas)                    59,120       759,692
                                                                  ------------
                                                                  $  2,887,959
------------------------------------------------------------------------------
  Singapore - 1.2%
    Datacraft Asia Ltd. (Telecommunications)             629,309  $  4,310,767
    DBS Group Holdings Ltd. (Financial Services)         196,264     2,313,854
    Overseas Union Bank Ltd. (Banks and Credit Cos.) 477,000 2,309,204 Singapore Press Holdings Ltd. (Printing and
      Publishing)                                        137,000     1,958,480
                                                                  ------------
                                                                  $ 10,892,305
------------------------------------------------------------------------------
  South Africa - 0.5%
    De Beers Centenary AG (Diamonds - Precious Stones)    32,737  $    901,094
    De Beers Consolidated Mines Ltd. (Mining)              9,470       263,976
    Imperial Holdings Ltd. (Conglomerate)*                     2            14
    Investec Group Ltd. (Banks and Credit Cos.)           12,900       385,803
    Johnnic Communications (Media)                        11,200       192,677
    Johnnic Holdings Ltd. (Telecommunications)            20,120       228,978
    Liberty Life Association of Africa Ltd.
      (Insurance)                                         58,851       449,363
    Nedcor Ltd. (Banks and Credit Cos.)*                      29           545
    Sasol Ltd. (Oils)                                    100,250       768,123
    South African Breweries Ltd. (Brewery)               105,836       634,453
    South African Breweries Ltd., ADR (Brewery)           90,520       544,968
    Standard Bank Investment (Banks)                      86,500       303,340
                                                                  ------------
                                                                  $  4,673,334
------------------------------------------------------------------------------
  South Korea - 0.5%
    Housing & Commercial Bank of Korea (Banks and
      Credit Cos.)                                        23,670  $    569,872
    Korea Telecom Corp. (Telecommunications)              92,760     3,420,525
    Samsung Securities Co. Ltd. (Finance)                 22,000       398,944
                                                                  ------------
                                                                  $  4,389,341
------------------------------------------------------------------------------
  Spain - 0.7%
    Altadis S.A. (Tobacco)                               198,360  $  2,945,399
    Cortefiel S.A. (Retail)                              125,490     2,252,016
    Grupo Auxiliar Metalurgico, S.A. (Energy)*             2,530        46,648
    Repsol S.A., ADR (Oils)                               50,150       799,266
                                                                  ------------
                                                                  $  6,043,329
------------------------------------------------------------------------------
  Sweden - 0.8%
    Saab AB, "B" (Aerospace)                             595,847  $  4,056,912
    Scandinavia Online Co. (Internet)*                    29,906       209,608
    Skandia Forsakrings AB (Insurance)                   116,060     1,969,718
    Tele1 Europe Holdings AB (Telecommunications)*       101,290       780,925
                                                                  ------------
                                                                  $  7,017,163
------------------------------------------------------------------------------
  Switzerland - 2.6%
    Actelion Ltd. (Medical and Health Products)*           1,777  $    786,108
    Julius Baer Holdings (Banks and Credit Cos.)             217     1,074,676
    Leica Geosystems AG (Technology)*                      8,290     2,352,624
    Nestle S.A. (Food and Beverage Products)               1,839     3,811,850
    Novartis AG (Medical and Health Products)              6,798    10,315,589
    Synthes-Stratec, Inc. (Medical and Health
      Products)*                                           8,200     5,239,800
                                                                  ------------
                                                                  $ 23,580,647
------------------------------------------------------------------------------
  Taiwan - 0.4%
    Acer, Inc., GDR (Computer Software - Systems)*       152,055  $    623,425
    Advanced Semiconductor Engineering Inc., ADR
      (Technology)*                                       98,027       594,289
    Far Eastern Textile Ltd., GDR (Textiles)               2,409        19,031
    Ritek Corp. (Computer - Software Systems)*##          51,446       187,778
    Taipei Fund (Finance)*                                   227     1,352,012
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                       37,709       855,523
                                                                  ------------
                                                                  $  3,632,058
------------------------------------------------------------------------------
  Thailand - 0.1%
    BEC World Public Company Ltd. (Television)           120,800  $    566,078
    BEC World Public Company Ltd. - Foreign
      (Television)                                         9,600        45,860
    PTT Exploration & Production Public Co. (Oils)       145,000       346,338
                                                                  ------------
                                                                  $    958,276
------------------------------------------------------------------------------
  Turkey - 0.1%
    Turkiye Garanti Bankasi (Banks and Credit Cos.)*  33,252,200  $    341,243
    Akbank T.A.S. (Banks and Credit Cos.)             44,820,300       289,117
                                                                  ------------
                                                                  $    630,360
------------------------------------------------------------------------------
  United Kingdom - 10.6%
    Anglo American PLC (Metals)                           17,033  $    926,405
    Anglo American PLC, ADR (Metals)                       3,866       211,664
    Antofagasta Holdings PLC (Minerals)                   27,910       165,195
    AstraZeneca Group PLC (Medical and Health
      Products)                                          109,780     5,140,846
    Boots Co. PLC (Retail)*                              266,040     2,122,694
    BP Amoco PLC, ADR (Oils)                             180,294     9,183,726
    British Telecommunications PLC
      (Telecommunications)*                              258,165     3,026,123
    Capital Radio PLC (Broadcasting)                      44,950       971,614
    CGU PLC (Insurance)*                                 352,303     4,712,215
    COLT Telecom Group PLC (Telecommunications)           14,800       472,348
    Diageo PLC (Food and Beverage Products)*             518,043     4,888,673
    HSBC Holdings PLC (Banks and Credit Cos.)            782,737    10,890,167
    HSBC Holdings PLC, ADR (Banks and Credit Cos.)*      740,501    10,549,090
    Next PLC (Retail)                                    244,863     2,435,053
    Old Mutual PLC (Insurance)                           282,930       620,801
    Regus PLC (Real Estate)*                             338,470     1,537,871
    Reuters Group PLC (Business Services)                272,800     5,310,981
    Royal Bank of Scotland PLC (Banks and Credit
      Cos.)*                                             220,579     4,950,309
    Standard Chartered PLC (Banks and Credit Cos.)*      514,970     7,425,850
    Vodafone Group PLC (Telecommunications)*           4,635,208    19,281,931
    Vodafone Group PLC, ADR (Telecommunications)          31,718     1,349,997
                                                                  ------------
                                                                  $ 96,173,553
------------------------------------------------------------------------------
Total Foreign Stocks                                               437,767,735
------------------------------------------------------------------------------
U.S. Stocks - 45.2%
  Aerospace - 0.7%
    United Technologies Corp.                             95,740  $  6,683,849
------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                                 63,220  $  3,046,414
------------------------------------------------------------------------------
  Banks and Credit Companies - 0.6%
    Chase Manhattan Corp.                                 34,960  $  1,590,680
    Providian Financial Corp.                             34,410     3,578,640
                                                                  ------------
                                                                  $  5,169,320
------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                             86,300  $  4,557,719
    Pharmacia Corp.                                      201,042    11,057,310
                                                                  ------------
                                                                  $ 15,615,029
------------------------------------------------------------------------------
  Business Machines - 1.4%
    Affiliated Computer Services, Inc., "A"*              85,080  $  4,737,892
    International Business Machines Corp.                 40,000     3,940,000
    Sun Microsystems, Inc.*                               36,920     4,093,505
                                                                  ------------
                                                                  $ 12,771,397
------------------------------------------------------------------------------
  Business Services - 3.2%
    Automatic Data Processing, Inc.                       22,400  $  1,463,000
    BEA Systems, Inc.*                                    41,720     2,993,410
    BISYS Group, Inc.*                                    89,480     4,216,745
    Computer Sciences Corp.*                              69,970     4,408,110
    DST Systems, Inc.*                                    39,340     2,424,328
    First Data Corp.                                      94,390     4,731,299
    Fiserv, Inc.*                                         50,280     2,636,557
    Nextel Partners, Inc.                                 69,570     1,704,465
    S1 Corp.*                                             23,310       281,177
    VeriSign, Inc.*                                       30,110     3,974,520
                                                                  ------------
                                                                  $ 28,833,611
------------------------------------------------------------------------------
  Cellular Telephones - 1.4%
    Powertel, Inc.*                                       27,900  $  2,434,275
    Sprint Corp. (PCS Group)*                            134,510     5,128,194
    Voicestream Wireless Corp.*                           35,800     4,707,700
                                                                  ------------
                                                                  $ 12,270,169
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Compaq Computer Corp.                                186,440  $  5,669,640
    Dell Computer Corp.*                                  36,600     1,079,700
                                                                  ------------
                                                                  $  6,749,340
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Mercury Interactive Corp.*                            12,600  $  1,398,600
    Microsoft Corp.*                                     127,540     8,784,317
                                                                  ------------
                                                                  $ 10,182,917
------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    Art Technology Group, Inc.*                           30,400  $  1,907,600
    EMC Corp.*                                            91,340     8,134,969
    Internet Security Systems, Inc.*                      32,200     2,841,650
                                                                  ------------
                                                                  $ 12,884,219
------------------------------------------------------------------------------
  Computer Software - Systems - 3.1%
    Ariba, Inc.*                                          10,200  $  1,289,025
    Cadence Design Systems, Inc.*                        102,890     2,642,987
    Comverse Technology, Inc.*                            44,200     4,939,350
    Digex, Inc.*                                          24,200       949,850
    E Piphany, Inc.*                                      27,400     2,469,425
    Extreme Networks, Inc.*                               12,100     1,003,544
    I2 Technologies, Inc.*                                11,000     1,870,000
    Oracle Corp.*                                        106,140     3,502,620
    Rational Software Corp.*                              66,660     3,978,768
    Siebel Systems, Inc.*                                 25,060     2,629,734
    VERITAS Software Corp.*                               16,210     2,285,863
                                                                  ------------
                                                                  $ 27,561,166
------------------------------------------------------------------------------
  Conglomerates - 1.6%
    Tyco International Ltd.                              252,850  $ 14,333,434
------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    General Electric Co.                                 103,480  $  5,671,997
------------------------------------------------------------------------------
  Electronics - 0.9%
    Applied Materials, Inc.*                              31,610  $  1,679,281
    Flextronics International Ltd.*                       54,920     2,086,960
    Gemstar Tv Guide International Inc.*                  16,300     1,117,569
    Intel Corp.                                           73,470     3,306,150
                                                                  ------------
                                                                  $  8,189,960
------------------------------------------------------------------------------
  Energy - 0.2%
    Dynegy, Inc.                                          44,800  $  2,074,800
------------------------------------------------------------------------------
  Entertainment - 0.5%
    Tivo, Inc.*                                               25  $        327
    USA Networks, Inc.*                                  145,500     2,946,375
    Viacom, Inc., "B"*                                    19,400     1,103,375
                                                                  ------------
                                                                  $  4,050,077
------------------------------------------------------------------------------
  Financial Institutions - 2.5%
    Associates First Capital Corp., "A"                   82,280  $  3,054,645
    Citigroup, Inc.                                       60,573     3,187,654
    Federal National Mortgage Assn.                       33,610     2,587,970
    Freddie Mac Corp.                                     82,800     4,968,000
    Merrill Lynch & Co., Inc.                             42,800     2,996,000
    Schwab (Charles) Corp.                                25,120       882,340
    State Street Corp.                                    42,190     5,262,781
                                                                  ------------
                                                                  $ 22,939,390
------------------------------------------------------------------------------
  Financial Services - 0.2%
    AXA Financial, Inc.                                   33,650  $  1,819,203
------------------------------------------------------------------------------
  Insurance - 2.8%
    AFLAC, Inc.                                           82,200  $  6,005,737
    American International Group, Inc.                    61,070     5,984,860
    Hartford Financial Services Group, Inc.               31,750     2,363,391
    Marsh & McLennan Cos., Inc.                           23,510     3,073,933
    St. Paul Cos., Inc.                                   67,400     3,454,250
    UnumProvident Corp.                                  151,600     4,282,700
                                                                  ------------
                                                                  $ 25,164,871
------------------------------------------------------------------------------
  Internet - 0.6%
    CNET Networks, Inc.*                                  45,200  $  1,423,800
    VIA Net.Works, Inc.*                                 103,490       766,473
    XO Communications, Inc.                              101,810     3,434,497
                                                                  ------------
                                                                  $  5,624,770
------------------------------------------------------------------------------
  Machinery - 0.2%
    W.W. Grainger, Inc.                                   48,320  $  1,543,220
------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    Alza Corp.*                                           21,800  $  1,764,437
    American Home Products Corp.                         102,250     6,492,875
    Bristol-Myers Squibb Co.                             103,910     6,332,016
    Pfizer, Inc.                                         126,910     5,480,926
                                                                  ------------
                                                                  $ 20,070,254
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Discovery Partners International*                        120  $      1,800
    PE Corp.-PE Biosystems Group                          22,500     2,632,500
                                                                  ------------
                                                                  $  2,634,300
------------------------------------------------------------------------------
  Oil Services - 1.5%
    Baker Hughes, Inc.                                    94,690  $  3,254,969
    Global Marine, Inc.*                                  93,750     2,484,375
    Halliburton Co.                                       55,870     2,070,682
    Noble Drilling Corp.*                                 57,140     2,374,881
    Weatherford International, Inc.*                      96,690     3,529,185
                                                                  ------------
                                                                  $ 13,714,092
------------------------------------------------------------------------------
  Oils - 1.7%
    Conoco, Inc.                                         134,720  $  3,662,700
    Grant Pride Co., Inc.*                               106,640     1,979,505
    Santa Fe International Corp.                         183,000     6,679,500
    Transocean Sedco Forex, Inc.                          55,450     2,938,850
                                                                  ------------
                                                                  $ 15,260,555
------------------------------------------------------------------------------
  Pharmaceuticals - 0.1%
    ICN Pharmaceuticals, Inc.                             29,640  $  1,128,173
------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Tribune Co.                                           33,640  $  1,246,782
------------------------------------------------------------------------------
  Retail - 2.1%
    BJ's Wholesale Club, Inc.*                            79,050  $  2,603,709
    CVS Corp.                                            160,300     8,485,881
    RadioShack Corp.                                      76,990     4,590,529
    Wal-Mart Stores, Inc.                                 63,640     2,887,665
                                                                  ------------
                                                                  $ 18,567,784
------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Kroger Co.*                                          221,330  $  4,993,758
    Safeway, Inc.*                                       152,590     8,344,766
                                                                  ------------
                                                                  $ 13,338,524
------------------------------------------------------------------------------
  Telecommunications - 8.9%
    ADC Telecommunications, Inc.*                        121,988  $  2,607,494
    Allegiance Telecom, Inc.*                             94,230     2,962,356
    Alltel Corp.                                          46,550     2,999,566
    American Tower Corp., "A"*                           119,560     4,894,487
    AT&T Corp., "A"*                                     240,500     4,329,000
    BroadWing, Inc.*                                      93,630     2,645,047
    Cabletron Systems, Inc.*                              83,290     2,259,241
    California Amplifier, Inc.*                           28,510       712,750
    CIENA Corp.*                                          31,680     3,330,360
    Cisco Systems, Inc.*                                 248,950    13,412,181
    Corning, Inc.                                        130,140     9,955,710
    EchoStar Communications Corp.*                       147,300     6,665,325
    Emulex Corp.*                                          3,600       528,750
    Metromedia Fiber Network, Inc., "A"*                  95,880     1,821,720
    NEXTEL Communications, Inc.*                           8,900       342,094
    NTL, Inc.*                                            88,831     3,903,012
    Powerwave Technologies, Inc.*                         68,420     3,292,712
    Qwest Communications International, Inc.*             50,900     2,475,013
    Tekelec Co.*                                          58,680     2,160,158
    Tellabs, Inc.*                                        65,620     3,276,899
    UnitedGlobalCom, Inc.*                                96,520     3,070,542
    UTStarcom, Inc.*                                       1,470        29,400
    Verizon Communications                                50,480     2,918,375
                                                                  ------------
                                                                  $ 80,592,192
------------------------------------------------------------------------------
  Telecommunications and Cable - 0.3%
    Comcast Corp., "A"*                                   59,450  $  2,422,587
------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp.*                                           105,700  $  5,972,050
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $408,126,446
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $782,424,114)                      $845,894,181
------------------------------------------------------------------------------
Warrants
------------------------------------------------------------------------------
U.S. Stocks
    Acclaim Entertainment, Inc.* (Identified Cost, $0)            $         65
                                                           2,185             5
------------------------------------------------------------------------------
Short-Term Obligations - 5.2%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
------------------------------------------------------------------------------
    American Express Credit Corp., due 11/01/00         $    293  $    293,000
    Associates Corp. of North America, due 11/01/00        5,893     5,893,000
    Chase Nassau Time Deposit, due 11/01/00                  424       424,000
    Ford Motor Credit Corp., due 11/01/00                  6,694     6,694,000
    Ford Motor Credit Corp., due 11/07/00                    906       905,020
    General Electric Capital Corp., due 11/01/00           8,153     8,153,000
    General Motors Acceptance Corp., due 11/01/00          6,591     6,591,000
    Prudential Funding Corp., due 11/01/00                   754       754,000
    Salomon Smith Barney Holdings, Inc., due 11/01/00        166       166,000
    Ubs Finance Inc., due 11/01/00                        17,280    17,280,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 47,153,020
------------------------------------------------------------------------------
Total Investments (Identified Cost, $829,577,134)                 $893,047,856
Other Assets, Less Liabilities - 1.2%                               10,508,244
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $903,556,100
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $829,577,134)      $ 893,047,856
  Investments of cash collateral for securities loaned, at
    identified cost and value                                   79,694,277
  Foreign currency, at value (identified cost, $3,048,474)       3,010,521
  Receivable for investments sold                                9,840,861
  Receivable for fund shares sold                                3,272,098
  Dividends and interest receivable                                836,042
  Other assets                                                       3,575
                                                             -------------
      Total assets                                           $ 989,705,230
                                                             -------------
Liabilities:
  Payable to custodian                                       $     124,091
  Payable for investments purchased                              4,316,531
  Payable for fund shares reacquired                             1,558,385
  Collateral for securities loaned, at value                    79,694,277
  Payable to affiliates -
    Management fee                                                  21,779
    Shareholder servicing agent fee                                  2,420
    Distribution and service fee                                    16,147
    Administrative fee                                                 423
  Accrued expenses and other liabilities                           415,077
                                                             -------------
      Total liabilities                                      $  86,149,130
                                                             -------------
Net assets                                                   $ 903,556,100
                                                             =============
Net assets consist of:
  Paid-in capital                                            $ 656,450,922
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies             63,387,555
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              183,842,293
  Accumulated net investment loss                                 (124,670)
                                                             -------------
      Total                                                  $ 903,556,100
                                                             =============
Shares of beneficial interest outstanding                     33,288,997
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $389,664,213 / 14,165,257 shares of
     beneficial interest outstanding)                           $27.51
                                                                ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                           $29.19
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets $442,368,355 / 16,460,374 shares of
     beneficial interest outstanding)                           $26.87
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $62,520,091 / 2,338,422 shares of
     beneficial interest outstanding)                           $26.74
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $9,003,441 / 324,944
    shares of beneficial interest outstanding)                  $27.71
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $ 12,356,152
    Interest                                                        3,271,121
    Foreign taxes withheld                                           (700,202)
                                                                 ------------
      Total investment income                                    $ 14,927,071
                                                                 ------------
  Expenses -
    Management fee                                               $  7,880,965
    Trustees' compensation                                             44,537
    Shareholder servicing agent fee                                   875,663
    Distribution and service fee (Class A)                          1,254,338
    Distribution and service fee (Class B)                          4,518,184
    Distribution and service fee (Class C)                            561,430
    Administrative fee                                                129,818
    Custodian fee                                                     851,634
    Printing                                                           75,940
    Postage                                                           116,646
    Auditing fees                                                      44,410
    Legal fees                                                          6,608
    Miscellaneous                                                     580,135
                                                                 ------------
      Total expenses                                             $ 16,940,308
    Fees paid indirectly                                             (257,998)
    Reduction of expenses by distributor                             (359,157)
                                                                 ------------
      Net expenses                                               $ 16,323,153
                                                                 ------------
        Net investment loss                                      $ (1,396,082)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $229,938,202
    Foreign currency transactions                                    (600,098)
                                                                 ------------
      Net realized gain on investments and foreign
         currency transactions                                   $229,338,104
                                                                 ------------
  Change in unrealized depreciation -
    Investments                                                  $(76,967,247)
    Translation of assets and liabilities in foreign
       currencies                                                     (92,211)
                                                                 ------------
      Net unrealized loss on investments and foreign
        currency translation                                     $(77,059,458)
                                                                 ------------
        Net realized and unrealized gain on investments
          and foreign currency                                   $152,278,646
                                                                 ------------
          Increase in net assets from operations                 $150,882,564
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                 2000                       1999
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $  (1,396,082)             $  (3,583,816)
  Net realized gain on investments and foreign currency
    transactions                                                229,338,104                 65,098,721
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        (77,059,458)               110,860,673
                                                              -------------              -------------
    Increase in net assets from operations                    $ 150,882,564              $ 172,375,578
                                                              -------------              -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $ (20,046,665)             $ (16,259,953)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (25,906,105)               (22,605,139)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (2,240,760)                (1,663,777)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (625,939)                  (471,404)
                                                              -------------              -------------
    Total distributions declared to shareholders              $ (48,819,469)             $ (41,000,273)
                                                              -------------              -------------
Net increase (decrease) in net assets from fund share
  transactions                                                $ 192,781,936              $  (1,797,176)
                                                              -------------              -------------
      Total increase in net assets                            $ 294,845,031              $ 129,578,129
Net assets:
  At beginning of period                                        608,711,069                479,132,940
                                                              -------------              -------------
  At end of period (including accumulated net investment
    loss of $124,670 and $801,337, respectively)              $ 903,556,100              $ 608,711,069
                                                              =============              =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $23.20             $18.27           $20.79           $19.09           $18.16
                                                 ------             ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                $ 0.07             $(0.05)          $(0.01)          $(0.02)          $(0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency            6.14               6.59            (0.41)            2.77             2.73
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 6.21             $ 6.54           $(0.42)          $ 2.75           $ 2.66
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $ --               $ --             $ --             $ --             $(0.01)
  From net realized gain on investments
    and foreign currency transactions             (1.90)             (1.61)           (2.10)           (1.05)           (1.72)
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(1.90)            $(1.61)          $(2.10)          $(1.05)          $(1.73)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $27.51             $23.20           $18.27           $20.79           $19.09
                                                 ======             ======           ======           ======           ======
Total return(+)                                   27.22%             38.13%           (1.99)%          15.17%           15.73%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.45%              1.48%            1.49%            1.52%            1.58%
  Net investment income (loss)                     0.26%             (0.23)%          (0.06)%          (0.10)%          (0.35)%
Portfolio turnover                                  182%               146%             104%             133%              95%
Net assets at end of period (000 Omitted)      $389,664           $244,777         $195,194         $204,918         $172,106
  (S) The distributor voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)             $ 0.04             $(0.07)          $(0.03)          $(0.04)          $(0.09)
        Ratios (to average net assets):
          Expenses##                               1.55%              1.58%            1.59%            1.62%            1.68%
          Net investment income (loss)             0.16%             (0.33)%          (0.16)%          (0.20)%          (0.45)%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2000               1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $22.73             $18.06           $20.56           $18.87           $17.97
                                                 ------             ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment loss                            $(0.14)            $(0.20)          $(0.16)          $(0.17)          $(0.21)
  Net realized and unrealized gain (loss)
    on investments and foreign currency            6.04               6.48            (0.40)            2.76             2.70
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 5.90             $ 6.28           $(0.56)          $ 2.59           $ 2.49
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                   $(1.76)            $(1.61)          $(1.94)          $(0.90)          $(1.59)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $26.87             $22.73           $18.06           $20.56           $18.87
                                                 ======             ======           ======           ======           ======
Total return                                      26.26%             37.12%           (2.70)%          14.30%           14.77%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.20%              2.23%            2.24%            2.28%            2.39%
  Net investment loss                             (0.47)%            (0.99)%          (0.81)%          (0.87)%          (1.16)%
Portfolio turnover                                  182%               146%             104%             133%              95%
Net assets at end of period (000 Omitted)      $442,368           $330,542         $259,345         $308,692         $282,668

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 2000              1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $22.64            $17.99          $20.49          $18.85          $17.96
                                                     ------            ------          ------          ------          ------
Income (loss) from investment operations# -
  Net investment loss                                $(0.11)           $(0.20)         $(0.16)         $(0.17)         $(0.20)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   5.99              6.46           (0.40)           2.75            2.70
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $ 5.88            $ 6.26          $(0.56)         $ 2.58          $ 2.50
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                      $(1.78)           $(1.61)         $(1.94)         $(0.94)         $(1.61)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $26.74            $22.64          $17.99          $20.49          $18.85
                                                     ======            ======          ======          ======          ======
Total return                                          26.28%            37.15%          (2.73)%         14.27%          14.88%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.20%             2.23%           2.24%           2.25%           2.32%
  Net investment loss                                 (0.39)%           (0.99)%         (0.83)%         (0.85)%         (1.10)%
Portfolio turnover                                      182%              146%            104%            133%             95%
Net assets at end of period (000 Omitted)           $62,520           $26,120         $19,149         $24,662         $19,994

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,                       PERIOD ENDED
                                                       -----------------------------------------------           OCTOBER 31,
                                                            2000               1999               1998                 1997*
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $23.33             $18.32             $20.84                $18.34
                                                          ------             ------             ------                ------
Income (loss) from investment operations# -
  Net investment income                                   $ 0.15             $ --               $ 0.04                $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        6.19               6.62              (0.40)                 2.46
                                                          ------             ------             ------                ------
      Total from investment operations                    $ 6.34             $ 6.62             $(0.36)               $ 2.50
                                                          ------             ------             ------                ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                   $(1.96)            $(1.61)            $(2.16)               $ --
                                                          ------             ------             ------                ------
Net asset value - end of period                           $27.71             $23.33             $18.32                $20.84
                                                          ======             ======             ======                ======
Total return                                               27.56%             38.55%             (1.64)%               13.58%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.20%              1.23%              1.24%                 1.21%+
  Net investment income                                     0.50%              0.01%              0.19%                 0.20%+
Portfolio turnover                                           182%               146%               104%                  133%
Net assets at end of period (000 Omitted)                 $9,003             $7,272             $5,445                $6,550

 *For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Growth Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2000, the value of securities loaned was $76,556,669. These loans were collateralized by cash of $79,694,277 which was invested in the following short-term obligation:

                                                            IDENTIFIED COST
                                                   SHARES         AND VALUE
---------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   79,694,277       $79,694,277

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $228,411 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $29,587 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, $2,072,749 and $39,256,070, were reclassified to accumulated undistributed net investment loss and paid-in-capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions, dividends, and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Foreign Capital Gains Tax - Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,956 for the year ended October 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0150%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $271,383 for the year ended October 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $53,862 for the year ended October 31, 2000. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the year ended October 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,584 and $1,271 for Class B and Class C shares, respectively, for the year ended October 31, 2000. Fees incurred under the distribution plan during the year ended October 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2000, were $14,166, $241,275, and $10,331 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,631,614,653 and $1,496,885,655, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $839,266,201
                                                                  ------------
Gross unrealized appreciation                                     $110,902,187
Gross unrealized depreciation                                      (57,120,532)
                                                                  ------------
    Net unrealized appreciation                                   $ 53,781,655
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                             YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                     -----------------------------------         -----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                             16,817,540         $ 494,924,574            47,525,247         $ 966,767,986
Shares issued to shareholders
  in reinvestment of
  distributions                            678,907            17,997,219               836,303            15,402,364
Shares reacquired                      (13,883,520)         (408,656,559)          (48,494,561)         (989,104,678)
                                     -------------         -------------         -------------         -------------
    Net increase (decrease)              3,612,927         $ 104,265,234              (133,011)        $  (6,934,328)
                                     =============         =============         =============         =============

Class B shares
                                             YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                     -----------------------------------         -----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                              4,826,712         $ 138,761,655             2,782,026         $  57,830,751
Shares issued to shareholders
  in reinvestment of
  distributions                            820,818            21,376,027               987,616            17,849,062
Shares reacquired                       (3,726,458)         (105,459,568)           (3,591,842)          (72,391,978)
                                     -------------         -------------         -------------         -------------
    Net increase                         1,921,072         $  54,678,114               177,800         $   3,287,835
                                     =============         =============         =============         =============

Class C shares
                                             YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                     -----------------------------------         -----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                              2,775,914         $  79,119,436             3,132,092         $  63,131,555
Shares issued to shareholders
  in reinvestment of
  distributions                             64,902             1,680,932                65,363             1,176,528
Shares reacquired                       (1,656,235)          (47,258,454)           (3,107,998)          (62,729,730)
                                     -------------         -------------         -------------         -------------
    Net increase                         1,184,581         $  33,541,914                89,457         $   1,578,353
                                     =============         =============         =============         =============

Class I shares
                                             YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                     -----------------------------------         -----------------------------------
                                            SHARES                AMOUNT                SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                406,996         $  12,785,334                46,819         $     980,650
Shares issued to shareholders
  in reinvestment of
  distributions                             23,522               625,933                25,647               471,399
Shares reacquired                         (417,260)          (13,114,593)              (57,985)           (1,181,085)
                                     -------------         -------------         -------------         -------------
    Net increase                            13,258         $     296,674                14,481         $     270,964
                                     =============         =============         =============         =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2000, was $10,142. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VIII and Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Growth Fund (one of the series comprising MFS Series Trust VIII), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 5, 2000

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $79,249,027 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 2000.

FOR THE YEAR ENDED OCTOBER 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 3.02%.

FOR THE YEAR ENDED OCTOBER 31, 2000, INCOME FROM FOREIGN SOURCES WAS $10,824,196, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $913,875.

-------------------------------------------------------------------------------

MFS(R) GLOBAL GROWTH FUND

TRUSTEES                                               ASSISTANT TREASURERS
Marshall N. Cohan + - Private Investor                 Mark E. Bradley*
                                                       Robert R. Flaherty*
Lawrence H. Cohn, M.D. + - Chief of Cardiac            Laura F. Healy*
Surgery, Brigham and Women's Hospital;                 Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                       SECRETARY
The Hon. Sir J. David Gibbons, KBE + - Chief           Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.             ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Abby M. O'Neill + - Private Investor
                                                       CUSTODIAN
Walter E. Robb, III + - President and Treasurer,       State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting          AUDITORS
Group, Inc. (office services)                          Deloitte & Touche LLP

Arnold D. Scott* - Senior Executive                    INVESTOR INFORMATION
Vice President, Director, and Secretary,               For information on MFS mutual funds, call
MFS Investment Management                              your investment professional or, for an
                                                       information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief                any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                      Eastern time (or leave a message anytime).
Management
                                                       INVESTOR SERVICE
J. Dale Sherratt + - President, Insight Resources,     MFS Service Center, Inc.
Inc. (acquisition planning specialists)                P.O. Box 2281
                                                       Boston, MA 02107-9906
Ward Smith + - Former Chairman (until 1994),
NACCO Industries (holding company)                     For general information, call toll free:
                                                       1-800-225-2606 any business day from
INVESTMENT ADVISER                                     8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                    For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                  call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                            this service, your phone must be equipped with
MFS Fund Distributors, Inc.                            a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                  For share prices, account balances, exchanges,
                                                       or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                 1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                     from a touch-tone telephone.

PORTFOLIO MANAGERS                                     WORLD WIDE WEB
John W. Ballen*                                        www.mfs.com
John E. Lathrop*
Toni Y. Shimura*

DIRECTOR OF INTERNATIONAL EQUITY
RESEARCH
David A. Antonelli*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL GROWTH FUND                                           ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                             MWF-2  12/00  103M  09/209/309/809